UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2021

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of MACOM Technology Solutions Holdings, Inc. (the “Company”), the Company’s stockholders approved the MACOM Technology Solutions Holdings, Inc. 2021 Omnibus Incentive Plan (the “2021 Omnibus Incentive Plan”) and the MACOM Technology Solutions Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The 2021 Omnibus Incentive Plan and the 2021 ESPP were previously approved, subject to stockholder approval, by the Board of Directors (the “Board”) of the Company.

A summary of the material terms and conditions of each of the 2021 Omnibus Incentive Plan and the 2021 ESPP is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 15, 2021, as supplemented on February 23, 2021 (the “Proxy Statement”), under “Proposal 3: Approval of the 2021 Omnibus Incentive Plan” and “Proposal 4: Approval of the 2021 ESPP,” respectively, which sections are incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2021 Omnibus Incentive Plan and the 2021 ESPP, copies of which were attached to the Proxy Statement as Exhibit A and Exhibit B, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 4, 2021 in Chelmsford, Massachusetts. The results of the matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

Proposal 1: The nominee for election as a Class III director to serve until the 2024 Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified, was elected based upon the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Ocampo	41,179,320	20,836,587	2,670,720

Proposal 2: The compensation of the Company’s named executive officers for fiscal year 2020 was approved, on a non-binding, advisory basis, based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
38,752,121	23,239,887	23,899	2,670,720

Proposal 3: The 2021 Omnibus Incentive Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
47,104,327	14,891,833	19,747	2,670,720

Proposal 4: The 2021 Employee Stock Purchase Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
61,986,787	19,336	9,784	2,670,720

Proposal 5: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2021 was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining
64,135,576	543,653	7,398

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	MACOM Technology Solutions Holdings, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit A to Registrant’s Proxy Statement on Schedule 14A filed on January 15, 2021)
10.2	MACOM Technology Solutions Holdings, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit B to Registrant’s Proxy Statement on Schedule 14A filed on January 15, 2021)
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: March 5, 2021	By:	/s/ Ambra R. Roth
Ambra R. Roth
Senior Vice President, General Counsel, Human Resources and Secretary